Exhibit 99.1

DRAFT NOT FOR RELEASE Contact Jupiter Wellness, Inc. 561-244-7100 investors@jupiterwellness.com

Jupiter Wellness Announces Plan to Spin Off Caring Brands, Inc. as Digital Securities Dividend to Shareholders

Spinoff Dividend Record Date Planned for Late November

JUPITER, FL / November 7, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair loss, eczema, burns, and sexual wellness, announced that it has plans to transfer and spin off forty percent (40%) of the Company’s wholly-owned subsidiary, Caring Brands, Inc., by way of a dividend in the form of digital securities to Jupiter Wellness shareholders with a record date to occur in late November. The Company will maintain sixty percent (60%). The spin-off transaction will be subject to various conditions, including Caring Brands, Inc. meeting the qualifications for future listing on the Blockchain-powered Securities Exchange Upstream, the revolutionary trading app for digital securities and NFTs powered by Horizon Fintex (“Horizon”) and MERJ Exchange Limited (“MERJ”). Management’s intention is to publicly list Caring Brands, Inc. via a listing on Upstream in December 2022.

Caring Brands, Inc. is an innovative developer of cannabidiol (CBD) based therapeutics and wellness products. The Company’s inventory of CBD-enhanced skin-care therapeutics addresses a range of indications including skincare and general wellness. The Company generates revenue through the manufacturing, distribution, and marketing of a diverse line of consumer products infused with CBD.

The planned dual listing on Upstream is designed to provide Caring Brands, Inc. the opportunity to access a global, digital-first investor base that can trade using USDC digital currency along with credit cards, debit cards, PayPal, and USD, unlocking liquidity and enhancing price discovery while globalizing the opportunity to invest in Caring Brands, Inc. Once approved for listing on Upstream, Jupiter shareholders of record will be able to install the Upstream App and receive the dividend shares. Details on how shareholders of record will receive their dividend shares and how to trade their shares on Upstream will be explained upon notification of the record date of the dividend.

Speaking about the application to list on Upstream, Brian John, CEO of Jupiter Wellness, said, “We are always looking for ways to create greater liquidity and value for our shareholders. We view a dual listing on Upstream as being an excellent way to reach a worldwide market of potential new investors who can learn about our Company. We recently announced a business pivot to streamline our business focus and look forward to updating our expanding shareholder base as we move forward.”

Approval to be listed on Upstream is subject to acceptance by MERJ including, but not limited to, disclosure, filing, and notification requirements.

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About Upstream

Upstream, a MERJ Exchange Market (www.merj.exchange), is a fully regulated global stock exchange for digital securities and NFTs. Powered by Horizon’s Ethereum-L2 matching engine technology, the platform enables users to trade NFTs, and invest in securities for IPOs, crowdfunded companies, U.S. & international equities, and celebrity ventures using the Upstream app. For more information, please visit https://upstream.exchange. Upstream is currently accepting applications to dual list at https://upstream.exchange/GetListed.

About Jupiter Wellness

Jupiter Wellness is a diversified company supporting health and wellness through the research and development of over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Media Contact

Phone: 561-244-7100
Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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